Exhibit 77Q1(a) to ACAAP 01.31.2010 NSAR

1. Amended and Restated Bylaws of American Century Asset
Allocation Portfolios, Inc., effective December 11, 2009,
Filed as Exhibit b to Post-Effective Amendment No. 13 to
the Registrant’s Registration Statement filed on Form N-1A
2/8/10, and incorporated herein by reference.